UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: Oct 19, 2023

(Date of earliest event reported)

RELIABILITY INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	000-07092	75-0868913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Gateway Center Drive

P.O. Box 71

Clarksburg, MD 20871

(Address of principal executive offices, including zip code)

(202) 965-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RLBY	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Supplemental Award Appointing Rehabilitative Receiver

On August 31, 2022 the arbitrator presiding over the Reliability Incorporated (the “Company”) and Maslow Media Group, Inc. (“MMG”) arbitration case versus Vivos Holdings, LLC (“Vivos”), Vivos Real Estate Holdings, LLC (“VREH”), Naveen Doki (“Naveen”) Silvija Valleru (“Valleru”), Suresh Doki (“Suresh”), Shirisha Janumpally (“Janumpally”), individually and as Trustee of Judos Trust, Kalyan Pathuri (“Pathuri”), individually and as Trustee of Igly Trust, and Federal Systems, LLC (“Federal Systems” and, together with Vivos, VREH, Naveen, Valleru, Suresh, Janumpally and Pathuri, collectively the “Vivos Group”) issued an Arbitration Award (“Award”) with the Company and MMG prevailing on their claims.

Subsequently on May 17, 2023 the arbitrator issued an Amended and Supplemental Arbitration Award which among other things an award in favor of MMG and against VREH under Note II in the amount of $835,156 as of June 30, 2022, with interest thereafter at the rate of 5.5% per year, and stated that a rehabilitative receiver under Maryland law would be appointed in a forthcoming Supplemental Award Appointing Rehabilitative Receiver.

On October 10, 2023, the Arbitrator has now issued a Supplemental Award Appointing Rehabilitative Receiver whom is appointed to collect the Award and who also has the power to:

●	appoint Board members at each annual meeting, until such time the receiver’s appointment terminates,
●	appoint or approve the auditor,
●	approve reasonable compensation and incentive plans for employees, except officers, of Reliability, and
●	approve any other matter that is in the ordinary course of business.

The Receiver shall vote in accordance with the Board’s recommendations for all actions taken by it in the ordinary course of business.

The Receiver shall not have power to take any action to alter or change;

●	the Board of Directors of Reliability,
●	the corporate governance or structure of Reliability or Maslow, and
●	the authorized or issued stock of Reliability,

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, the Receiver must promptly complete the Receiver’s functions within one year (the “Receivership Term”). With the approval of the Arbitrator, the Receivership Term may be extended up to, but not beyond, three (3) years after the date the Receiver is appointed.

The foregoing summary of the Amended Award is qualified in its entirety by reference to the full text of the Amended Award, which is filed as Exhibit 104.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

11.1	SUPPLEMENTAL AWARD APPOINTING REHABILITATIVE RECEIVER, dated Oct 10, 2023.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

	By:	/s/ Nick Tsahalis
Nick Tsahalis
President and Chief Executive Officer

Date: Oct 19, 2023